UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): August 29, 2008

AXCESS MEDICAL IMAGING CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-52563	26-3161206
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 North Cattleman Road, Sarasota, Florida  34232
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 488-5791

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into Material Definitive Agreement.

On August 29, 2008, Axcess Medical Imaging Corporation (the “Company”), through its wholly owned subsidiaries, entered into a Modification of Promissory Note with Amegy Bank National Association (“Modification”) amending the terms of the promissory notes with a principal amount of $2,000,000.  The effective date of the Modification was February 28, 2008.  Pursuant to the Modification, the Company agreed to make all interest payments on the 28th of each month until all amounts are paid in full, make two $10,000 payments on August 28, 2008 and September 28, 2008 and pay all principal and interest in full on October 28, 2008.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)           Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Modification of Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCESS MEDICAL IMAGING CORPORATION

September 11, 2008	By:	/s/ Stephen Miley, MD
Stephen Miley, MD
CEO

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